                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 26, 2004


                              Stonepath Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     001-16105                65-0867684
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)


     1600 Market Street, Suite 1515
     Philadelphia, Pennsylvania                                   19103
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

                                Explanatory Note
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         This Form 8-K/A is being filed to correct certain typographical errors inadvertently contained in the summary unaudited financial data tables that accompanied the press release that was furnished to the SEC on Form 8-K dated February 25, 2004. The full press release with the corrected summary unaudited financial data tables has been included with this filing.

         The Company noted that the press release available on its web site and otherwise publicly released on February 25, 2004, was accurate as presented.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1   Press release dated February 25, 2004


Item 9.  Regulation FD Disclosure.

         0n February 25, 2004, Stonepath Group, Inc. (the "Company") issued a press release announcing financial results for the three months and year ended December 31, 2003.


Item 12.  Results of Operations and Financial Condition.

         The press release announcing the Company's financial results for the three months and year ended December 31, 2003 is attached hereto as Exhibit 99.1.

         The information in this report, being furnished pursuant to Item 9 and
Item 12 of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STONEPATH GROUP, INC.



Date: February 26, 2004                By: /s/  Dennis L. Pelino
                                           -----------------------------------
                                           Name:  Dennis L. Pelino
                                           Title: Chairman and
                                                  Chief Executive Officer

                                  Exhibit Index
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  Exhibit Number       Description
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  99.1                 Press Release dated February 25, 2004


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